Press Release

Ness Technologies Announces First Quarter 2009 Financial Results

Hackensack, NJ – May 5, 2009 – Ness Technologies, Inc. (NASDAQ: NSTC), a global provider of IT services and solutions, today announced financial results for the quarter ended March 31, 2009.

First Quarter 2009 Highlights:

•	On a GAAP basis:

▪
Revenues were $136.4 million, down 15% year-over-year. Approximately two-thirds of the decrease, or $15.5 million, was due to foreign currency translation effects for non-dollar revenues, with the remainder attributable mainly to slower sales in the company’s System Integration and Application Development segment.

▪	Operating income was $3.4 million, down 66% year-over-year.

▪	Net income was $1.5 million, down 78% year-over-year.

▪	Diluted net earnings per share were $0.04, compared to $0.18 in the first quarter of 2008.

•
As previously announced, during the first quarter, the company received an insurance settlement of $2.6 million, net of related expenses, related to a 2007 arbitration expense, and incurred higher than normal severance expenses of $2.6 million as it adjusted capacity to account for slower demand, primarily in Central and Eastern Europe.

•	On a non-GAAP basis, excluding the insurance settlement; the severance expenses; stock-based compensation expenses; and amortization of intangibles (1):

▪	Operating income was $6.3 million, down 49% year-over-year.

▪	Net income was $4.0 million, down 55% year-over-year.

▪	Diluted net earnings per share were $0.10, compared to $0.22 in the first quarter of 2008.

•	Cash and cash equivalents, restricted cash and short-term bank deposits were flat sequentially at $58.0 million as of March 31, 2009.

•	Operating cash flows for the quarter were $8.6 million, up 350% year-over-year.

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding Ness’ use of non-GAAP financial measures.

Ness Technologies First Quarter 2009	Page 1 of 9

•
Backlog as of March 31, 2009 was $684 million, down 13% year-over-year. Excluding the negative impact of foreign currency translation effects due to the strengthening U.S. dollar, backlog was down 7% year-over-year.

•	Headcount was 7,975 as of March 31, 2009.

•	By operating segment:

▪
The company’s Software Product Engineering segment, which provides outsourced software product research and development services to independent software vendors and other companies who depend on software R&D, performed well in the first quarter with solid operating margins and year-over-year revenue growth.

▪	The company’s System Integration and Application Development segment underperformed significantly in the first quarter as the worldwide economic slowdown reached Central and Eastern Europe.

▪
The company’s Software Distribution segment, which resells third-party enterprise software licenses, performed on plan in the first quarter, and in addition recognized $2.5 million of commissions related to the sale of the company’s Israeli SAP sales and distribution operations.

“Though the first quarter was a challenging one, we focused on supporting profitability through the current downturn, delivered solid operating cash flows, and signed a number of important new deals and extensions,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “There are some preliminary signs that the slowdown may be bottoming out for us in the United States, and we expect a recovery in the coming quarters. Although we do not have a crystal ball regarding the timing of such a recovery, we are running a very tight ship in preparation for it and in anticipation of new momentum in the public sector in Central and Eastern Europe and Israel in the fourth quarter. We believe the fundamentals of the company are strong, and that Ness will weather the economic storm in better shape than many competitors. And, even in this difficult time, we continue to make progress toward our long-term goals.”

“We responded quickly to the deepening economic slowdown in Central and Eastern Europe, proactively adjusting expenses in line with revenues, which positions us well for more efficient operation in the coming quarters,” said Ofer Segev, executive vice president and chief financial officer. “We continued to perform strongly on collections and cash management in the quarter, and our balance sheet remains strong. Our new, integrated global structure and realigned, service offering-based segments will help us operate more efficiently, sell more effectively and grow market share.”

Guidance

In line with Ness’ financial guidance practices, the company provides earnings per share guidance on a non-GAAP basis only. Ness’ management believes that non-GAAP earnings per share financial guidance provides the best comparative basis for investors to understand and assess the company’s on-going operations and prospects for the future.

Ness Technologies First Quarter 2009	Page 2 of 9

To account for continued strengthening of the U.S. dollar since the company provided its prior 2009 guidance, which was on a constant currency basis, and to account for the deeper than anticipated sales slowdown in Central and Eastern Europe, Ness is revising its full year guidance to non-GAAP diluted net earnings per share in the range of $0.40 to $0.60 and revenues in the range of $590 million to $620 million.

This guidance assumes that foreign currency exchange rates remain at April 30, 2009 levels.

Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will also conduct a conference call to discuss the first quarter 2009 results. The call, which will be simultaneously webcast, will begin at 8:30 AM Eastern Time / 5:30 AM Pacific Time on Tuesday, May 5, 2009.

To access the Ness Technologies first quarter 2009 earnings conference call, participants in North America should dial 1-800-399-0427 and international participants should dial +1-973-200-3375. A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC) is a global provider of IT and business services and solutions with specialized expertise in software product engineering; system integration, application development and consulting; and software distribution. Ness delivers its portfolio of solutions and services using a global delivery model combining offshore, near-shore and local teams. With about 8,000 employees, Ness maintains operations in 18 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness Technologies, visit www.ness.com.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with SFAS 123R and amortization of intangible assets, net of taxes; (b) an insurance settlement related to a 2007 arbitration expense, net of related expenses, net of taxes; and (c) severance expenses, net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating business internally and as such has determined that it is important to provide this information to investors.

Ness Technologies First Quarter 2009	Page 3 of 9

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 16, 2009. Ness is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Media Contact – United States:
John Fitzsimmons
USA: 1-781-223-5833
Email: john.fitzsimmons@ness.com

Media Contact – Israel:
David Kanaan
Intl: +972-3-540-8188
Email: media.int@ness.com

Investor Relations Contact:
Drew Wright
USA: 1-201-488-3262
Email: investor@ness.com

Ness Technologies First Quarter 2009	Page 4 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended March 31,
	2008	2009
	(Unaudited)	(Unaudited)

Revenues	$159,732	$136,434
Cost of revenues	114,390	101,594
Gross profit	45,342	34,840

Selling and marketing	13,208	11,161
General and administrative	22,105	25,457
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	(2,610)
Commissions related to the sale of Israeli SAP sales and distribution operations	—	(2,534)
Total operating expenses	35,313	31,474

Operating income	10,029	3,366
Financial expenses, net	(1,416)	(1,385)
Income before taxes on income	8,613	1,981

Taxes on income	1,719	453
Net income	$6,894	$1,528

Basic net earnings per share	$0.18	$0.04
Diluted net earnings per share	$0.18	$0.04

Weighted average number of shares (in thousands) used in computing basic net earnings per share	39,201	38,922
Weighted average number of shares (in thousands) used in computing diluted net earnings per share	39,342	39,515

Ness Technologies First Quarter 2009	Page 5 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended March 31,
Segment Data (1):	2008	2009
	(Unaudited)
Revenues:
Software Product Engineering	$20,529	$24,966
System Integration and Application Development	124,573	103,425
Software Distribution	14,630	8,043
	$159,732	$136,434
Operating Income (Loss):
Software Product Engineering	$1,201	$4,114
System Integration and Application Development	10,107	2,188
Software Distribution	967	2,220
Unallocated Expenses	(2,246)	(5,156)
	$10,029	$3,366
Geographic Data:

Revenues:
Europe	$50,231	$43,024
Israel	60,523	45,270
North America	41,914	42,479
Asia and the Far East	7,064	5,661
	$159,732	$136,434

(1)
Effective October 1, 2008, the company reorganized its reportable segments to correspond to its three primary service lines. Prior period segment data has been reclassified to reflect the current organization of the segments.

Ness Technologies First Quarter 2009	Page 6 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Three months ended March 31,
	2008	2009
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$6,894	$1,528
Adjustments required to reconcile net income to net cash provided by operating activities:
Stock-based compensation-related expenses	891	928
Currency fluctuation of long-term debt	5	—
Depreciation and amortization	4,118	4,623
Arbitration settlement and related charges	(9,452)	—
Loss on sale of property and equipment	19	173
Loss from impairment of cost investments	—	75
Commissions related to the sale of Israeli SAP sales and distribution operations	—	(2,534)
Decrease in trade receivables, net	10,782	24,443
Decrease (increase) in unbilled receivables	(5,494)	1,282
Decrease (increase) in other accounts receivable and prepaid expenses	(2,376)	1,727
Decrease (increase) in work-in-progress	(768)	31
Decrease (increase) in long-term prepaid expenses	895	(244)
Deferred income taxes, net	1,667	(1,210)
Decrease in trade payables	(2,984)	(6,532)
Increase (decrease) in advances from customers and deferred revenues	5,341	(1,675)
Increase in other long-term liabilities	428	153
Decrease in other accounts payable and accrued expenses	(6,812)	(13,998)
Decrease in accrued severance pay, net	(1,243)	(176)
Net cash provided by operating activities	1,911	8,594

Cash flows from investing activities:
Investment in short-term bank deposits, net	(1,626)	(11,148)
Proceeds from sale of property and equipment	47	171
Purchase of property and equipment and capitalization of software developed for internal use	(3,504)	(3,145)
Net cash used in investing activities	(5,083)	(14,122)

Cash flows from financing activities:
Exercise of options	142	—
Repurchase of shares	—	(1,217)
Acquired subsidiary’s dividend to its former shareholder	(5,714)	—
Short-term bank loans and credit, net	7,196	(35)
Proceeds from long-term debt	24,961	—
Principal payments of long-term debt	(1,457)	(1,731)
Net cash provided by (used in) financing activities	25,128	(2,983)

Effect of exchange rate changes on cash and cash equivalents	730	(2,733)
Increase (decrease) in cash and cash equivalents	22,686	(11,244)
Cash and cash equivalents at the beginning of the period	43,097	50,659
Cash and cash equivalents at the end of the period	$65,783	$39,415

Ness Technologies First Quarter 2009	Page 7 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2008	March 31, 2009
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$50,659	$39,415
Restricted cash	2,331	2,254
Short-term bank deposits	5,703	16,353
Trade receivables, net of allowance for doubtful accounts	200,118	160,410
Unbilled receivables	35,585	30,088
Other accounts receivable and prepaid expenses	31,344	28,654
Work in progress	1,532	1,997
Total current assets	327,272	279,171

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	6,806	6,693
Unbilled receivables	9,220	9,818
Deferred income taxes, net	8,356	7,656
Severance pay fund	46,478	41,524
Property and equipment, net	36,733	33,657
Intangible assets, net	22,073	18,872
Goodwill	290,055	277,974
Total long-term assets	419,721	396,194

Total assets	$746,993	$675,365

CURRENT LIABILITIES:
Short-term bank credit	$18,072	$17,057
Current maturities of long-term debt	7,089	10,024
Trade payables	47,072	34,420
Advances from customers and deferred revenues	33,280	28,516
Other accounts payable and accrued expenses	124,697	104,374
Total current liabilities	230,210	194,391

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	60,973	53,113
Other long-term liabilities	6,444	6,117
Deferred income taxes	2,673	2,212
Accrued severance pay	55,014	49,172
Total long-term liabilities	125,104	110,614

Total stockholders’ equity	391,679	370,360

Total liabilities and stockholders’ equity	$746,993	$675,365

Ness Technologies First Quarter 2009	Page 8 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS; INSURANCE SETTLEMENT RELATED TO 2007 ARBITRATION EXPENSE, NET OF RELATED EXPENSES; SEVERANCE EXPENSES; NET OF TAXES
U.S. dollars in thousands (except per share data)

	Three months ended March 31,
	2008	2009
	(Unaudited)	(Unaudited)

GAAP gross profit	$45,342	$34,840
Stock-based compensation	81	63
Amortization of intangible assets	221	189
Severance expenses	—	966
Non-GAAP gross profit	$45,644	$36,058

GAAP operating income	$10,029	$3,366
Stock-based compensation	891	928
Amortization of intangible assets	1,470	1,963
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	(2,610)
Severance expenses	—	2,646
Non-GAAP operating income	$12,390	$6,293

GAAP operating margin	6.3%	2.5%
Non-GAAP operating margin	7.8%	4.6%

GAAP net income	$6,894	$1,528
Stock-based compensation; amortization of intangible assets; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; net of taxes	1,885	2,428
Non-GAAP net income	$8,779	$3,956

GAAP diluted net earnings per share	$0.18	$0.04
Stock-based compensation; amortization of intangible assets; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; net of taxes	0.04	0.06
Non-GAAP diluted net earnings per share	$0.22	$0.10

Ness Technologies First Quarter 2009	Page 9 of 9